Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K/A
______________

Amendment No. 1
To
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of earliest event reported: December 16, 2003

Hartman Commercial Properties REIT

(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	000-50256 (Commission File Number)	76-0594970 (I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 100
Houston, Texas 77043
(Address of Principal Executive Offices, Including Zip Code)

(713) 467-2222
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES
Independent Auditors’ Report
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses
Pro Forma Condensed Consolidated Balance Sheet
Hartman Commercial Properties REIT and Subsidiary
Pro Forma Condensed Consolidated Balance Sheet
Notes to Pro Forma Condensed Consolidated Balance Sheet
Pro Forma Consolidated Statements of Income
Hartman Commercial Properties REIT and Subsidiary
Pro Forma Consolidated Statement of Income
Hartman Commercial Properties REIT and Subsidiary
Pro Forma Consolidated Statement of Income
Notes to Pro Forma Consolidated Statements of Income
EX-23.1 INDEPENDENT AUDITORS' CONSENT

INFORMATION TO BE INCLUDED IN THE REPORT

     Hartman Commercial Properties REIT (the “Registrant”) hereby amends its Current Report on Form 8-K dated December 31, 2003 (the “Current Report”) to provide the required financial statements of the Registrant relating to the acquisition of a retail shopping center in San Antonio, Texas, known as Windsor Park Centre, as described in the Current Report.

Item 2.     Acquisition of Assets

     In connection with the description of the significant tenants of the Windsor Park Centre property as described in the Current Report, the Registrant leases 54,517 square feet of the property to The Sports Authority, Inc., a publicly traded Delaware corporation engaged in the retail sale of sporting goods. The annual base rent payable under the Sports Authority lease is $7.50 per square foot. The lease expires on August 31, 2015, and the Sports Authority has an option to extend its lease for a period of five years. The 25,931 square feet of the Windsor Park Centre property occupied by Office Depot, Inc. (as described in the Current Report) are subleased by Office Depot from the Sports Authority.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

     The following financial statements of Windsor Park Centre are submitted at the end of this Amendment to the Current Report and are filed herewith and incorporated by reference:

Page
Independent Auditors’ Report	F-1
Statements of Revenue and Certain Expenses for the year ended December 31, 2002 and the nine month period ended September 30, 2003 (unaudited)	F-2
Notes to Statements of Revenues and Certain Expenses	F-3

     (b) Pro Forma Financial Information.

     The following financial statements of the Registrant are submitted at the end of this Amendment to the Current Report and are filed herewith and incorporated by reference:

Page
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003 (unaudited)	F-5
Notes to Pro Forma Condensed Consolidated Balance Sheet	F-7
Pro Forma Consolidated Statement of Income for the nine month period ended September 30, 2003 (unaudited)	F-8

Pro Forma Consolidated Statement of Income for the year ended December 31, 2002 (unaudited)	F-10
Notes to Pro Forma Consolidated Statements of Income	F-11

     (c) Exhibits.

     The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

23.1 Independent Auditors’ Consent

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hartman Commercial Properties REIT

	By:	/s/ Robert W. Engel

	Name:	Robert W. Engel
	Title:	Chief Financial Officer
Dated: March 1, 2004

Independent Auditors’ Report

To the Board of Trust Managers and Shareholders of
   Hartman Commercial Properties REIT

We have audited the accompanying Statement of Revenue and Certain Expenses, for the Windsor Park Centre (the “Property”) for the year ended December 31, 2002. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K/A of Hartman Commercial Properties REIT and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Windsor Park Centre for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ PANNELL KERR FORSTER OF TEXAS, P.C.

Houston, Texas
February 24, 2004

Windsor Park Centre

Statements of Revenue and Certain Expenses

		Nine Month
	Year Ended	Period Ended
	December 31,	September 30,
	2002	2003
		(Unaudited)
Revenue
Rent	$1,577,425	$1,237,864
Tenants’ Reimbursements	379,546	344,060
Other	4,094	84

Total revenue	1,961,065	1,582,008

Certain expenses
Interest	745,193	548,367
Real estate taxes	290,316	215,820
Insurance	24,673	23,329
Electricity, water and gas utilities	11,323	10,298
Management fees	32,815	24,757
General and administrative	33,108	39,718
Operation and maintenance	79,487	127,593

	1,216,915	989,882

Revenue in excess of certain expenses	$744,150	$592,126

The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

Windsor Park Centre

Notes to Statements of Revenue and Certain Expenses

Note 1 -	Organization and Operation of Properties

Effective December 16, 2003, Hartman REIT Operating Partnership, L.P. (“HROP”) acquired Windsor Park Centre, a shopping center located in San Antonio, Texas (the “Property”). HROP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Hartman Commercial Properties REIT (“HCP”), a Texas real estate investment trust. As the sole general partner of HROP, HCP possesses full legal control and authority over the operations of HROP.

The Property is a multi-tenant retail center comprising approximately 192,000 square feet of gross leaseable area (“GLA”). The Property is leased to multiple tenants (see Note 4).

Note 2 -	Summary of Significant Accounting Policies

The accompanying statements of revenue and certain expenses are presented in conformity with accounting principles generally accepted in the United States of America and in accordance with the applicable rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X, for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as depreciation and amortization. Therefore, these statements are not comparable to the statement of operations of the Property after its acquisition by HROP.

Rental income is recognized on a straight-line basis over the terms of the respective leases. Percentage rents are recognized as rental income when the thresholds upon which they are based have been met. Recoveries from tenants for taxes, insurance, and other operating expenses are recognized as revenue in the period the corresponding costs are incurred.

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 -	Mortgage Note Payable

HROP acquired the Property subject to a mortgage loan with an outstanding balance of approximately $6,500,000. The note is payable in equal monthly installments of principal and interest of $80,445, with interest at a rate of 8.34% per annum. The balance of the note is payable in full on December 1, 2006.

Windsor Park Centre

Notes to Statements of Revenue and Certain Expenses

Note 4 -	Future Minimum Rental Commitments

As of December 31, 2002, the Property had approximately seven tenants with remaining lease terms ranging from three to 13 years. Six of these tenants individually account for more than 10% of annual minimal rentals for 2002 and three of these tenants account for approximately 67% of the rental income for 2002. Future minimum rental commitments (exclusive of renewals, tenant reimbursements, and contingent rentals) under noncancelable operating leases in existence at December 31, 2002 are as follows:

Year Ending
December 31,
2003	$1,658,313
2004	1,641,092
2005	1,599,431
2006	1,418,081
2007	1,286,201
Thereafter	6,145,380

Total	$13,748,498

Note 5 -	Interim Unaudited Financial Statement

The accompanying interim statement of revenue and certain expenses for the nine month period ended September 30, 2003 is unaudited and has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above and on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2002. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the results for the full year.

Pro Forma Condensed Consolidated Balance Sheet

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of Hartman Commercial Properties REIT and Subsidiary (the “Company”) is presented as if Windsor Park Centre had been acquired on September 30, 2003. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statements of Income for the nine month period ended September 30, 2003 and for the year ended December 31, 2002 and the historical consolidated financial statements and notes thereto of the Company reported on Form 10-Q for the nine month period ended September 30, 2003 and for the year ended December 31, 2002 included in the Company’s Form 10 and included in the Company’s Registration Statement on Form S-11, as filed on December 31, 2003. In management’s opinion, all adjustments necessary to reflect the acquisition of Windsor Park Centre have been made. The following Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transaction had been consummated at September 30, 2003, nor does it purport to represent the future financial position of the Company.

Hartman Commercial Properties REIT and Subsidiary

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2003

(Unaudited)

	Historical	Pro Forma	Pro Forma
	Amounts (A)	Adjustments (B)	Amounts
Assets
Real estate investments, net	$107,853,291	$13,102,500	$120,955,791
Cash and cash equivalents	763,009	—	763,009
Escrows and acquisition deposits	2,863,060	—	2,863,060
Note receivable	694,400	—	694,400
Receivables, net	5,780,821	—	5,780,821
Deferred costs, net	2,922,931	—	2,922,931
Prepaids and other assets	215,038	—	215,038

Total assets	$121,092,550	$13,102,500	$134,195,050

Liabilities and Shareholders’ Equity
Notes payable	$34,531,382	$12,903,182	$47,434,564
Accounts payable and accrued expenses	2,737,925	199,318	2,937,243
Due to affiliates	766,584	—	766,584
Tenants’ security deposits	1,076,842	—	1,076,842
Dividends payable	1,226,777	—	1,226,777
Other liabilities	1,016,460	—	1,016,460

Total liabilities	41,355,970	13,102,500	54,458,470
Minority interests	37,937,590	—	37,937,590
Common stock	4,907	—	4,907
Additional paid-in capital	45,529,255	—	4,529,255
Accumulated deficit	(3,735,172)	—	(3,735,172)

Total shareholders’ equity	41,798,990	—	41,798,990

Total liabilities and shareholders’ equity	$121,092,550	$13,102,500	$135,195,050

See accompanying notes to Pro Forma Condensed Consolidated Balance Sheet.

Notes to Pro Forma Condensed Consolidated Balance Sheet

(A)	Represents the condensed consolidated balance sheet of the Company as of September 30, 2003, as contained in the historical consolidated financial statements and notes thereto filed on Form 10-Q.

(B)	Represents the completed acquisition of Windsor Park Centre. This property was purchased during the quarter ending December 31, 2003 for a total purchase price of $13.1 million. The acquisition of this property was funded through draws under the Company’s line of credit facility and assumption of a mortgage note payable.

Pro Forma Consolidated Statements of Income

The accompanying unaudited Pro Forma Consolidated Statements of Income for the nine month period ended September 30, 2003 and for the year ended December 31, 2002 of the Company are presented as if Windsor Park Centre had been acquired on January 1, 2002.

These Pro Forma Consolidated Statements of Income should be read in conjunction with the historical consolidated financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

The unaudited Pro Forma Consolidated Statements of Income are not necessarily indicative of what the actual results of operations would have been for the nine month period ended September 30, 2003 or for the year ended December 31, 2002 assuming the above transaction had been consummated on January 1, 2002, nor do they purport to represent the future results of operations of the Company.

Hartman Commercial Properties REIT and Subsidiary

Pro Forma Consolidated Statement of Income

Nine Month Period Ended September 30, 2003

(Unaudited)

	Historical	Pro Forma	Pro Forma
	Amounts(A)	Adjustments (B)	Amounts
Revenues
Rental income	$12,677,629	$1,237,864	$13,915,493
Tenants’ reimbursements	3,030,599	344,060	3,374,659
Interest and other income	348,611	84	348,695

Total revenues	16,056,839	1,582,008	17,638,847

Expenses
Operation and maintenance	1,954,001	127,593	2,081,594
Interest expense	977,324	669,428	1,646,752
Real estate taxes	1,463,318	215,820	1,679,138
Insurance	372,039	23,329	395,368
Electricity, water and gas utilities	615,979	10,298	626,277
Management and partnership management fees to an affiliate	939,336	81,510	1,020,846
General and administrative	810,538	39,718	850,256
Depreciation	2,785,557	201,577	2,987,134
Amortization	737,865	11,250	749,115
Bad debt expense	282,000	—	282,000

Total operating expenses	10,937,957	1,380,523	12,318,480

Income before minority interests	5,118,882	201,485	5,320,367
-Minority interests in operating partnership	(2,388,479)	(94,013)	(2,482,492)

Net income	$2,730,403	$107,472	$2,837,875

Net income per common share — basic and diluted	$0.556	$0.022	$0.578

Weighted — average shares outstanding — basic and diluted	4,907,107	4,907,107	4,907,107

See accompanying notes to Pro Forma Condensed Consolidated Balance Sheet.

Hartman Commercial Properties REIT and Subsidiary

Pro Forma Consolidated Statement of Income

Year Ended December 31, 2002

(Unaudited)

	Historical	Pro Forma	Pro Forma
	Amounts(A)	Adjustments (B)	Amounts
Revenues
Rental income	$16,794,963	$1,577,425	$18,372,388
Tenants’ reimbursements	3,628,522	379,546	4,008,068
Interest and other income	331,541	4,094	335,635

Total revenues	20,755,026	1,961,065	22,716,091

Expenses
Operation and maintenance	2,299,377	79,487	2,378,864
Interest expense	1,573,270	925,360	2,498,630
Real estate taxes	2,629,122	290,316	2,919,438
Insurance	381,155	24,673	405,828
Electricity, water and gas utilities	795,431	11,323	806,754
Management and partnership management fees to an affiliate	1,231,212	117,664	1,348,876
General and administrative	831,675	33,108	864,783
Depreciation	3,550,325	268,769	3,819,094
Amortization	491,536	15,000	506,536
Bad debt expense	74,200	—	74,200

Total operating expenses	13,857,303	1,765,700	15,623,003

Income before minority interests	6,897,723	195,365	7,093,088
Minority interests in operating partnership	(3,192,605)	(90,425)	(3,283,030)

Net income	$3,705,118	$104,940	$3,810,058

Net income per common share — basic and diluted	$0.755	$0.021	$0.776

Weighted — average shares outstanding — basic and diluted	4,905,022	4,905,022	4,905,022

See accompanying notes to Pro Forma Condensed Consolidated Balance Sheet.

Notes to Pro Forma Consolidated Statements of Income

(A)	Represents the historical consolidated statement of income of the Company as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.
(B)	Represents the pro forma revenue and expenses for the nine months ended September 30, 2003 attributable to the Property as if the acquisition had occurred on January 1, 2002. Interest expense of $669,000 includes pro forma interest of $121,000 attributable to draws under a line of credit to fund this acquisition. Management and partnership management fees to an affiliate includes pro forma fees of $57,000 attributable to an increase in the management and partnership management fees paid by the Company under its management agreement. Depreciation includes a pro forma decrease of $62,000 attributable to a decrease in the cost basis of the property post acquisition.
(C)	Represents the pro forma revenue and expenses for the year ended December 31, 2002 attributable to the Property as if the acquisition had occurred on January 1, 2002. Interest expense of $925,000 includes pro forma interest of $180,000 attributable to draws under a line of credit to fund this acquisition. Management and partnership management fees to an affiliate includes pro forma fees of $85,000 attributable to an increase in management and partnership management fees paid by the Company under its operating agreement. Depreciation includes a pro forma decrease of $82,000 attributable to a decrease in the cost basis of the property post acquisition.